UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   August 29, 2011

Goldsands Development Company
(Exact name of registrant as specified in its charter)

Delaware	000-49725	88-0455809
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

Calle Juan Fanning 219, Miraflores, Lima Perú
(Address of principal executive offices including zip code)

Registrant’s telephone number, including area code:  +51-1-446-6807
_________________________________________________________ (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.07      Submission of Matters to a Vote of Security Holders

Goldsands Development Company (the “Company”) held its 2011 Annual Meeting of Shareholders (“Annual Meeting”) on August 29, 2011.  At the Annual Meeting, the matters submitted for a vote were the following proposals:

•	A proposal to elect to the five directors to serve as directors for a term to continue until the 2012 Annual Meeting of Shareholders or until a successor has been elected and qualified;

•	A proposal to amend the Company’s Certificate of Incorporation to increase the authorized amount of common stock, par value $0.001 per share, from 300,000,000 shares to 600,000,000 shares;

•
A proposal to amend the Company’s Certificate of Incorporation to designate the 50,000,000 shares of the Company’s authorized preferred stock, $0.001 par value per share, as a class of “blank check” preferred stock; and

•	A proposal to ratify the appointment of James Stafford, Inc., Chartered Accountants as the Company’s independent registered public accounting firm.

A total of 138,658,501 shares of Common Stock were represented at the Annual Meeting in person or by proxy. Each share of Common Stock was entitled to one vote. As of the record date for the meeting, there were 187,517,618 shares of Common Stock outstanding.

All of the nominated directors were elected. The results of the vote on the election of directors were:

Name of Nominee	Votes For	Votes Withheld	Broker Non-Votes
Patrick Gorman	99,517,174	716,104	59,409,784
Peter Wiget	99,419,724	813,554	59,409,784
Alois Wiget	99,243,744	989,534	59,409,784
Robert Van Tassell	99,443,324	789,954	59,409,784
Michael Stocker	99,342,174	891,104	59,409,784

The amendment of the Company’s Certificate of Incorporation to increase the authorized amount of common stock, par value $0.001 per share, from 300,000,000 shares to 600,000,000 shares was approved and the results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
126,429,139	10,835,485	1,393,875	21,866,364

The amendment of the Company’s Certificate of Incorporation to designate the 50,000,000 shares of the Company’s authorized preferred stock, $0.001 par value per share, as a class of “blank check” preferred stock was approved and the results were as follows:

Votes For	Votes Against	Abstentions	Broker Non-Votes
95,482,692	3,794,421	956,165	59,409,784

The appointment of James Stafford, Inc., Chartered Accountants as the Company’s independent auditor for 2011 was ratified. The results of the vote on the ratification of the appointment of James Stafford, Inc., Chartered Accountants were:

Votes For	Votes Against	Abstentions
137,009,125	788,235	771,141

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Goldsands Development Company

/s/         Michael Stocker
Name:   Michael Stocker
Title:     Chief Executive Officer
Date:     August 30, 2011